                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Steven A. Kandarian
   Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman of the Board, President and Chief Executive Officer and a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele
H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ Steven A. Kandarian
----------------------------
Steven A. Kandarian

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 Cheryl W. Grise
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Cheryl W. Grise
----------------------------
Cheryl W. Grise

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Carlos M. Gutierrez
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Carlos M. Gutierrez
----------------------------
Carlos M. Gutierrez

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                R. Glenn Hubbard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ R. Glenn Hubbard
----------------------------
R. Glenn Hubbard

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                              Alfred F. Kelly, Jr.
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Alfred F. Kelly, Jr.
----------------------------
Alfred F. Kelly, Jr.

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                              Edward J. Kelly, III
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Edward J. Kelly, III, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Edward J. Kelly, III
----------------------------
Edward J. Kelly, III

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                               William E. Kennard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ William E. Kennard
----------------------------
William E. Kennard

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 James M. Kilts
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ James M. Kilts
----------------------------
James M. Kilts

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Catherine R. Kinney
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Catherine R. Kinney
----------------------------
Catherine R. Kinney

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                               Denise M. Morrison
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Denise M. Morrison
----------------------------
Denise M. Morrison

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                              Kenton J. Sicchitano
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Kenton J. Sicchitano
----------------------------
Kenton J. Sicchitano

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                  Lulu C. Wang
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Lulu C. Wang
----------------------------
Lulu C. Wang

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 John C.R. Hele
              Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John C.R. Hele, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ John C.R. Hele
----------------------------
John C.R. Hele

                       METROPOLITAN LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as "Strategic Value Annuity"), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Peter M. Carlson
----------------------------
Peter M. Carlson